Equitalk.co.uk Limited

FINANCIAL STATEMENTS
As of December 31, 2005

Equitalk.co.uk Limited

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
Equitalk.co.uk Limited
We have audited the accompanying balance sheets of Equitalk.co.uk Limited ("the Company") as of December 3 I, 2005 and 2004 and the related statements of income, changes in shareholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of the Company as of December 31 , 2005 and 2004 and the result of the operations and the cash flows for the periods then ended in conformity with accounting principles generally accepted in the United Stales.

By:	/s/ BKR Yarel + Partners C.P.A (Isr.)
Tel-Aviv, Israel September 11, 2006	BKR Yarel + Partners C.P.A (Isr.)
An Independent Member of BKR International

Equitalk.co.uk Limited
Balance Sheets
GBP

	As of December 31,
	2005	2004
ASSETS
Current assets
Cash and cash equivalents	109,305	63,173
Accounts receivable (note 3)	162,462	138,640
Other receivables	6,478	5,832

Total current assets	278,245	207,645

Property and equipment, net (note 4)	2,789	7,275

	281,034	214,920

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities
Short-term bank and others credits	33,686	33,686
Trade payables	184,827	197,184
Other liabilities (note 5)	112,508	89,375

Total current liabilities	331,021	320,245

Long term liabilities
Liabilities to banks, net (note 6)	58,331	91,664

Shareholders' deficit
Share capital (ordinary shares of 10 p par value. Authorized - 10,000 GBP issued and outstanding - 4,344 GBP)	4,344	4,344
Share premium	1,161,868	1,161,868
Accumulated deficit	(1,274,530)	(1,363,201)

Total shareholders' deficit	(108,318)	(96,989)
	281,034	214,920

Equitalk.co.uk Limited
Statements of Operations
GBP

	For the year
	Ended December 31,
	2005	2004
Revenues	1,243,817	1,302,135
Cost of revenues	813,019	882,152

Gross profit	430,798	419,983

Marketing and selling expenses (note 9a)	59,909	155,135
General and administrative expenses (note 9b)	273,339	302,847
	333,248	457,982

Operating income (loss)	97,550	(37,999)
Financial expenses, net	(8,879)	(11,557)

Net income (loss)	88,671	(49,556)

Equitalk.co.uk Limited
Statement of Changes in Shareholders' deficit
GBP

	Ordinary shares		Share	Accumulated
	Shares	Amount	premium	deficit	Total

Balance at January 1, 2004	32,668	3,267	1,055,216	(1,313,645)	(255,162)

Changes in 2004:
Issuance of shares	10,770	1,077	106,652	-	107,729
Net loss	-	-	-	(49,556)	(49,556)
Balance at December 31, 2004	43,438	4,344	1,161,868	(1,363,201)	(196,989)

Changes in 2005:
Net income	-	-	-	88,671	88,671

Balance at December 31, 2005	43,438	4,344	1,161,868	(1,274,530)	(108,318)

Equitalk.co.uk Limited
Statements of Cash Flows
GBP

For the year
Ended December 31,
2005	2004

Cash flows from operating activities
Net income (loss)	88,671	(49,556)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	5,897	31,791
Allowance for doubtful accounts	(3,192)	38,153
Change in assets and liabilities:
Increase in accounts receivables	(20,630)	(40,746)
(Increase) decrease in other receivables	(646)	10,361
Decrease in trade payables	(12,356)	(135,664)
Increase in other liabilities	23,133	61,765
Total adjustments	(7,794)	(34,340)
Net cash provided by (used in) operating activities	80,877	(83,896)
Cash flows from investing activities
Purchase of property and equipment	(1,412)	(2,065)
Net cash used in investing activities	(1,412)	(2,065)
Cash flows from financing activities
Share capital issue	-	107,729
Repayment of long terms loans	(33,333)	(25,000)
Net cash provided by (used in) financing activities	(33,333)	82,729

Increase (decrease) in cash and cash equivalents	46,132	(3,232)
Cash and cash equivalents at beginning of the year	63,173	66,405
Cash and cash equivalents at end of the year	109,305	63,173

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	10,845	13,855
Income tax	-	-

Equitalk.co.uk Limited
Notes to Financial Statements
As Of December 31, 2005 and 2004
GBP

NOTE 1-	General
Equitalk.co.uk Limited (“the Company") a British company, commenced operational activity in October 2000. The Company is engaged in automated, paperless e- telecommunications.

NOTE 2-	Summary Of Significant Accounting Policies
The significant accounting policies followed in the preparation of the financial statements are as follows:
	a.	Financial Statements in GBP

The currency of the primary economic environment in which the operations of the Company are conducted is the Great Britain Pound (“GBP”). Therefore, the Company uses the GBP as its functional and reporting currency.

	b.	Use of estimates in preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts as assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date, as well as the revenues and expenses reported during the period. Actual results could differ from these estimates.

	c.	Cash and cash equivalents

Cash and cash equivalents consist of cash and demand deposits in banks, and other short-term, highly liquid investments (primarily interest-bearing time deposits) with original maturities of less than three months.

	d.	Provision for doubtful accounts

The provision for doubtful accounts was computed on the basis of specific receivables the collection of which, in the opinion of the Company's management, is in doubt.
As of December 31, 2005 and 2004 the accounts receivable are presented net of an allowance for doubtful accounts of £78,639 and £81831, respectively.

	e.	Property and equipment
Property and equipment are presented at cost, less accumulated depreciation. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets, as follows:
%
		Computers and software	20
		Office equipment	25
		Communication equipment	50
Management reviews property and equipment on a periodic basis to determine whether events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.

NOTE 2-		Summary Of Significant Accounting Policies (continued)
	f.	Impairment of Long-Lived Assets:

The Company's long-lived assets are reviewed for impairment in accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets" whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value.

	g.	Fair value of financial instruments

The company's financial instruments are principally non-derivative assets and non-derivative liabilities, such as cash and cash equivalents, deposits in banks, other current assets, accounts payable and other current liabilities.

Because of the nature of these financial instruments, fair value generally equals or approximates the amounts presented in these financial statements.

	h.	Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". This statement prescribes the use of the liability method whereby, deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

i.	Recent Pronouncements

In March 2006, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 156, "Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140," with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:
1.  Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations.
2.  Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.  Permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities.
4.  At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a service elects to subsequently measure at fair value.
5.  Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Adoption of this Statement is required as of the beginning of the first fiscal year that begins after September 15, 2006. The adoption of this statement is not expected to have a material impact on the Company's financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140." This amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”

This Statement: 1. Permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation

2.  Clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133.Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation
3.  Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives
4.  Amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for all financial instruments acquired or issued after the first fiscal year that begins after September 15, 2006.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of SFAS No. 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided we have not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis.

The Company is currently reviewing the effects of adoption of this statement but it is not expected to have a material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections a replacement of APB Opinion No. 20 and FASB Statement No. 3." This Statement replaces APB Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for, and reporting of, a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. It will only affect the financial statements of the Company if there is a change any accounting principle. At this time, no such changes are contemplated or anticipated.

	As of December 31,
	2005	2004

NOTE 3- Accounts Receivables

Trade receivables	166,642	137,535
Accrued revenue	74,459	82,936
Allowance for doubtful debts	(78,639)	(81,831)
	162,462	138,640

NOTE 4- Property and Equipment, net
Cost
Computers and electronic equipment	120,748	119,337
Office equipment	2,797	2,797
	123,545	122,134

Accumulated depreciation
Computers and electronic equipment	118,015	112,192
Office equipment	2,741	2,667
	120,756	114,859
	2,789	7,275

NOTE 5- Other liabilities

Accrued expenses	92,953	72,041
Government authorities	19,555	17,334
	112,508	89,375

As of December 31,
2005	2004

NOTE 6- Long term liabilities to banks, net

a. Consist of:
Liabilities to banks (1)	91,667	125,000
Less - current maturities	(33,336)	(33,336)
	58,331	91,664

b. Future maturity schedule:
2006 - current maturity	33,336
2007	33,336
2008	24,995
91,667

(1)	The loan bears interest at 8.5% per annum and is secured by a standard debenture over the company's assets.

NOTE 7-		Share capital
		Authorized	Issued

	Ordinary shares of 10 p par value	10,000	4,344

In January 2004, 10,770 ordinary shares of 10p each were issued in consideration of £107,729.

NOTE 8-		Taxes on income

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The Company has provided valuation allowances in respect of deferred tax assets resulting from operating loss carry forwards.
Significant components of the Company deferred tax assets are as follows:

Fixed assets	6,232	8,254
Other short term timing differences	-	5,270
Loss carry forward	360,251	381,177
Deferred tax assets before valuation allowance	366,483	394,701
Less - valuation allowance	(366,483)	(394,701)
Net deferred taxes	-	-

NOTE 9-	Selected statement of operations data
			For the year
			Ended December 31,
			2005	2004

	a.	Marketing and selling expenses
		Advertising & marketing	34,403	109,653
		Others	25,506	45,482
			59,909	155,135
	b.	General and administrative expenses
		Salaries and employee benefits	139,899	134,303
		Collection fees	30,568	41,242
		Rent & maintenance	12,039	13,287
		Professional fees	9,276	5,931
		Other	36,443	36,813
		Doubtful and bad debts	39,217	39,480
		Depreciation	5,897	31,791
			273,339	302,847